Exhibit 99.1

NEWS FROM POINT BLANK SOLUTIONS, INC. 2102 SW 2nd Street • Pompano Beach, FL 33069 Tel: 954-630-0900 • www.pointblanksolutionsinc.com

FOR IMMEDIATE RELEASE

Point Blank Solutions Sets Date for 2009 Third Quarter Results and Conference Call

Pompano Beach, FL, November 2, 2009 – Point Blank Solutions, Inc. (OTC Pink Sheets: PBSO.PK), a leader in the field of protective body armor, announced today that it will be filing its Form 10-Q for the period ended September 30, 2009 on Monday, November 9, 2009 after market close.  The Company also disclosed that it will be hosting a teleconference and webcast to discuss its results on Tuesday, November 10, 2009 at 11:00 a.m. EDT.

Parties can listen to the webcast on the Point Blank Solutions website at http://www.pointblanksolutionsinc.com and by clicking on “Investor Relations” or by dialing:

Domestic Call-in Number: 866-783-2146 / International Call-in Number: 857-350-1605
Participant Pass Code: 81484226

For those who will be unable to participate in the live presentation, a replay of the webcast will be available on the Company’s website under “Audio Archives” in the “Investor Relations” section.  The replay will also be available via teleconference within twenty-four hours after completion of the call.

Replay Number: 888-286-8010 / International Replay Number: 617-801-6888
Access Code: 52610679

ABOUT POINT BLANK SOLUTIONS, INC.

Point Blank Solutions, Inc. is a leader in the design and production of technologically advanced body armor systems for the U.S. Military, Government, and law enforcement agencies, as well as select international markets. The Company is also recognized as the largest producer of soft body armor in the U.S.

With state-of-the-art manufacturing and laboratory testing facilities, strategic technology and marketing alliances, and with an ongoing commitment to deliver innovative, lowest-cost, best value soft body armor products, Point Blank Solutions delivers the most advanced body armor solutions, faster and more effectively than anyone in the industry.  The Company maintains facilities in Pompano Beach, FL and Jacksboro, TN. To learn more about Point Blank Solutions, Inc. visit our website at www.PointBlankSolutionsInc.com.

SAFE HARBOR STATEMENT
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) CHANGES IN THE COMPANY'S INTERNAL CONTROL STRUCTURE OVER FINANCIAL REPORTING, (2) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (3) ADDITIONAL FINANCING REQUIREMENTS, (4) DEVELOPMENT OF NEW PRODUCTS, (5) GOVERNMENT APPROVAL AND CONTRACTING PROCESSES, (6) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (7) TECHNOLOGICAL CHANGES, (8) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS, (9) THE OUTCOME AND IMPACT OF LITIGATION TO WHICH THE COMPANY IS A PARTY AND THE SECURITIES AND EXCHANGE COMMISSION AND OTHER INVESTIGATIONS REGARDING THE COMPANY, (10) TURNOVER IN THE COMPANY'S SENIOR MANAGEMENT AND (11) OTHER UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING, WITHOUT LIMITATION, THOSE UNCERTAINTIES AND RISKS DISCUSSED IN DETAIL IN "RISK FACTORS," IN THE COMPANY'S PERIODIC REPORTS ON FORMS 10-K AND 10-Q. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.

Company Contact:	Media Contact:
Michelle Doery, Chief Financial Officer	Glenn Wiener, Media Relations
Tel: 954-630-0900	Tel: 212-786-6011 / Email: gwiener@GWCco.com

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